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                                                         APPLICATION FOR
[MAINSTAY                                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY                          [NEW YORK LIFE LOGO]
 ANNUITIES                                            AT AGE 90 OR 10 YEARS
 LOGO]                 TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)     PLEASE PRINT OR TYPE
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1. WHO WILL BE THE OWNER OF THIS CONTRACT?

Name (First, M.I., Last)                                      | Date of Birth      | Male  Female | SS # or Tax ID #
                                                              |                    |              |
                                                              | Month | Day | Year | [ ]    [ ]   |
                                                              |       |     |      |              |
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Mailing Address-Street                                          City                 State        | Zip Code
                                                                                                  |
                                                                                                  |
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Tel. No. (day)                                                  Tel. No. (eve)                    | Relationship to Annuitant
                                                                                                  |
(     )                                                         (     )                           |
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Joint Owner Name (First, M.I., Last) | Relationship to Owner: | Date of Birth      | Male  Female | SS # or Tax ID #
                                     |                        |                    |              |
                                     |                        | Month | Day | Year | [ ]    [ ]   |
                                     |                        |       |     |      |              |
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2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [ ]. (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)

Name (First, M.I., Last)                                      | Date of Birth      | Male  Female | SS # or Tax ID #
                                                              |                    |              |
                                                              | Month | Day | Year | [ ]    [ ]   |
                                                              |       |     |      |              |
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Mailing Address-Street                                          City                 State        | Zip Code    | Tel. No.
                                                                                                  |             |
                                                                                                  |             | (   )
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3. WHAT IS YOUR PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, UNLESS INSTRUCTED OTHERWISE.)

Premium Amount $
                ---------------------------
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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: USE QUESTION 7 TO NAME A CONTINGENT BENEFICIARY.

Name:                                                                              | Relationship to Owner:       | Percentage:
                                                                                   |                              |
                                                                                   |                              |
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Name:                                                                              | Relationship to Owner:       | Percentage:
                                                                                   |                              |
                                                                                   |                              |
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5. WHAT IS THE PLAN TYPE? (COMPLETE ONE PLAN.)

[ ] NON-         | Is this a 1035 Exchange?      [ ] Yes    [ ] No                 | If yes, what is the Cost Basis?
    QUALIFIED    |                                                                 |
                 | (If yes, submit Agreement for Exchange Form.)                   | $
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[ ] IRA          | Current Year Contribution           Prior Year Contribution     | Transfer Amount              | Rollover Amount
                 |                                                                 |                              |
[ ] SEP          | $               Year                $              Year         | $                            | $
                 |                     ------                             -----    |                              |
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[ ] 403(b)       | Transfer Amount                        | NOTE: If this is an IRA/SEP transfer/rollover or 403(b) transfer,
    (TSA)        | $                                      |       submit Request for IRA Transfer/Direct Rollover or 403(b) Transfer
                                                                  Form.
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6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)

Company Name                                                  | Policy Number(s)                        | Estimated Contract Value
                                                              |                                         |
                                                              |                                         | $
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7. ARE THERE ADDITIONAL DETAILS?


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8. SIGNATURES

  I/We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the
  Applicant. (4) Under penalties of perjury, the Taxpayer Identification Numbers provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC.


  Signed at
            -------------------------------   --------------------------------------------    -----------------        -------------
                                               City                                            State                   Date

  -----------------------------------------   ---------------------------------------------   --------------------------------------
   Applicant (Owner)                           Annuitant (if other than Owner)                 Joint Owner (if applicable)

  -----------------------------------------   ---------------------------------------------   --------------------------------------
   Registered Representative's Signature       Registered Representative (print name)          Registered Representative's Tel. No.

  -----------------------------------------------------------------------------------------   --------------------------------------
   Registered Representative's State and License No.                                           Reg. Representative's NYLIAC Code No.

  -----------------------------------------------------------------------------------------   --------------------------------------
   Broker/Dealer Name and Address                                                              Broker/Dealer Tel. No.


                                                                                               [RECYCLE LOGO]

200-592 (2/2000)
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